UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 26, 2016

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(214) 486-2000

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) owns 80.03% of the outstanding equity interests of Oncor Electric Delivery Company LLC (“Oncor” and, together with Oncor Holdings, the “Oncor Entities”). Oncor Holdings is a direct, wholly-owned subsidiary of Energy Future Intermediate Holding Company LLC (“EFIH”), a direct, wholly-owned subsidiary of Energy Future Holdings Corp. On July 29, 2016, Energy Future Holdings Corp., EFIH, NextEra Energy, Inc. (“NEE”) and EFH Merger Co. LLC (“Merger Sub” and, together with NEE, the “Purchasers”) entered into that certain Agreement and Plan of Merger (as amended on September 19, 2016, the “Merger Agreement”), which provides that NEE will acquire, upon the terms and conditions set forth therein and pursuant to the transactions described therein, at least 80.03% of the outstanding equity interests in Oncor and all of the outstanding equity interests of Oncor Holdings (the “NEE Merger”). Following the execution and delivery of the Merger Agreement, EFH and EFIH requested, pursuant to the Merger Agreement, that the Oncor Entities enter into a letter agreement (the “NEE Letter Agreement”) with the Purchasers. The NEE Letter Agreement was executed on August 4, 2016 and sets forth certain rights and obligations of the Oncor Entities and the Purchasers to cooperate in the manner set forth therein with respect to the transactions described in the Merger Agreement. The NEE Letter Agreement also requires that NEE consent to certain actions taken by the Oncor Entities.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under the heading “Management Equity Purchase” of Item 5.02 of this Form 8-K is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Chief Executive Retirement and Appointment

On October 26, 2016, Robert S. Shapard, Chief Executive of the Oncor Entities, notified the boards of directors of the Oncor Entities of his intention to retire effective on the date on which the NEE Merger is consummated (the “Effective Date”). Mr. Shapard is expected to remain on the board of directors of Oncor and serve as the Chairman of a newly constituted board of directors of Oncor following his retirement.

In connection with Mr. Shapard’s notification of his intent to retire, on October 26, 2016, the boards of directors of each of the Oncor Entities appointed E. Allen Nye, Jr. to serve as its Chief Executive Officer effective on the Effective Date, subject to the consent of NEE as required by the NEE Letter Agreement. NEE consented to such appointment on October 29, 2016.

In addition, on October 26, 2016, the boards of directors of each of the Oncor Entities approved each company’s entrance into an employment agreement with Mr. Nye, subject to the consent of NEE as required by the NEE Letter Agreement (the “Employment Agreement”). On October 29, 2016, NEE consented to the Oncor Entities’ entrance into the Employment Agreement, provided that the agreement only take effect once the transactions contemplated by the Merger Agreement are consummated, including the acquisition of all outstanding equity interests of Oncor so that the Oncor Entities are wholly-owned subsidiaries of NEE. On October 29, 2016, each of the Oncor Entities and Mr. Nye entered into the Employment Agreement. The Employment Agreement provides that, effective once the transactions contemplated by the Merger Agreement are consummated, Mr. Nye shall serve as Chief Executive Officer of the Oncor Entities, which would be wholly-owned subsidiaries of NEE. In such role, Mr. Nye shall have the normal duties, responsibilities and authority of similarly-situated senior executives of NEE and shall report to the Chief Executive Officer of NEE. Under the Employment Agreement, Mr. Nye will be entitled to compensation, employee benefits, and perquisites on the same basis as compensation, employee benefits and perquisites are provided to similarly-situated senior executives of NEE, unless otherwise provided by the Compensation Committee of the Board of Directors of NEE. The Employment Agreement further provides that Mr. Nye’s employment is at will and that each of the Oncor Entities and Mr. Nye has the right to terminate the Employment Agreement at any time.

The foregoing discussion of the terms of the Employment Agreement is qualified in its entirety by reference to the full text thereof included as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Nye, 49, has served as Oncor’s Senior Vice President, General Counsel and Secretary since January 2011, and in such role is responsible for overseeing all of Oncor’s legal and compliance matters. In January 2013 his responsibilities were expanded to include oversight of all regulatory and governmental affairs activity of Oncor. From June 2008 until joining Oncor, Mr. Nye practiced law as a partner in the Dallas office of Vinson & Elkins LLP, where he focused on representation of regulated energy companies before state and federal government agencies, including the Public Utility Commission of Texas, the State Office of Administrative Hearings and the Federal Energy Regulatory Commission. Prior to joining Vinson & Elkins, Mr. Nye was a partner in the law firm of Hunton & Williams LLP from January 2002 until May 2008.

Management Equity Purchase

In addition, on October 29, 2016, Oncor entered into an Interest Purchase Agreement (the “OMI Agreement”) with T & D Equity Acquisition, LLC, a wholly-owned subsidiary of NEE (“T&D”) and Oncor Management Investment LLC (“OMI”). Pursuant to the 2008 Equity Interests Plan for Key Employees of Oncor Electric Delivery Company LLC and its Affiliates, certain members of Oncor’s management, including Oncor’s executive officers and independent directors on Oncor’s board of directors, were granted the opportunity to purchase Class B equity interests (the “Class B Interests”) in OMI, an entity whose only assets consist of equity interests in Oncor. OMI holds 1,396,008 of the outstanding limited liability company interests in Oncor (the “OMI Interests”), and any dividends received by OMI from Oncor in respect of such OMI Interests are subsequently distributed by OMI to the holders of its Class B Interests in proportion to the number of Class B Interests held by such holders. For a description of the amounts of Class B Interests beneficially owned by members of Oncor’s board of directors and each of Oncor’s named executive officers, see “Security Ownership of Certain Beneficial Owners and Management and Related Equity Holder Matters – Security Ownership of Certain Beneficial Owners and Management” in Oncor’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on February 26, 2016, which description is incorporated herein by reference.

The OMI Agreement provides that, on the date of closing of the Merger Agreement (or if the conditions and obligations of the parties set forth in the OMI Agreement are not met or waived as of such date, two business days after such conditions and obligations are met or such later date as mutually agreed by the parties) (the “OMI Closing Date”), OMI will transfer to T&D all of the OMI Interests in exchange for $26,928,994.32 (the “OMI Purchase Price”), which represents $19.29 per OMI Interest. The OMI Agreement requires that Oncor, as the managing member of OMI, cause 90% of the OMI Purchase Price to be distributed pro rata among the holders of OMI’s Class B Interests. Under the terms of the OMI Agreement, OMI and Oncor may not amend the organizational documents of OMI or create any liens or encumbrances on the OMI Interests. In addition, the OMI Agreement provides that Oncor has irrevocably elected to dissolve OMI and that promptly following such distribution, and in any event no more than 90 days after the OMI Closing Date, Oncor will elect to dissolve and liquidate OMI, with all remaining assets of OMI (including the remaining undistributed amounts of the OMI Purchase Price) to be distributed pro rata among the holders of OMI’s Class B interests after all liabilities, claims and obligations of OMI have been satisfied.

The foregoing discussion of the terms of the OMI Agreement is qualified in its entirety by reference to the full text thereof included as Exhibit 10(b) to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit No.	Description

10(a)	Executive Employment Agreement, dated as of October 29, 2016, by and among Oncor Electric Delivery Holdings Company LLC, Oncor Electric Delivery Company LLC and E. Allen Nye, Jr.

10(b)	Interest Purchase Agreement, dated as of October 29, 2016, by and among T & D Equity Acquisition, LLC, Oncor Management Investment LLC and Oncor Electric Delivery Company LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ David M. Davis
David M. Davis
Senior Vice President and Chief Financial Officer

Dated: October 31, 2016

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Executive Employment Agreement, dated as of October 29, 2016, by and among Oncor Electric Delivery Holdings Company LLC, Oncor Electric Delivery Company LLC and E. Allen Nye, Jr.

10(b)	Interest Purchase Agreement, dated as of October 29, 2016, by and among T & D Equity Acquisition, LLC, Oncor Management Investment LLC and Oncor Electric Delivery Company LLC.